Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Score One, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), we, Hoi-ho Kiu, Chief Executive Officer of the Company, and Lai Ming Lau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                        /s/ Hoi-hu Kiu
                                                        --------------
                                                        Hoi-ho Kiu
                                                        Chief Executive Officer
                                                        April 19, 2006




                                                        /s/ Lai Ming Lau
                                                        ----------------
                                                        Lai Ming Lau
                                                        Chief Financial Officer
                                                        April 19, 2006





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